UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________

FORM 8-K
___________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2024
_________________________________________________________________________________

EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
_________________________________________________________________________________

Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
95 Third Street, 2nd Floor,
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operations and Financial Condition
On February 27, 2024, Eventbrite, Inc. (the "Company") issued a press release and Shareholder Letter (the "Letter") announcing its financial results for the quarter and fiscal year ended December 31, 2023. Copies of the issued press release and the Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and each of the press release and the Letter are incorporated herein by reference. Additional supplemental financial information (the "Supplemental Information") has been posted to the Investor Relations section of the Company's website at investor.eventbrite.com.
In the Letter, the Company also announced that it would be holding a live webcast on February 27, 2024, at 2:00 p.m. Pacific Time to discuss its financial results for the quarter and fiscal year ended December 31, 2023. A copy of the unofficial transcript of the webcast will be available after the webcast on the Investor Relations section of the Company's website at investor.eventbrite.com.
The Company is making reference to non-GAAP financial information in the Letter, the Supplemental Information and the webcast. Reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents are provided in the Letter and the Supplemental Information, as applicable.
The information furnished pursuant to Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release, dated February 27, 2024.
99.2	Shareholder Letter for the quarter ended December 31, 2023.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer